SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         ARIZONA INSTRUMENT CORPORATION
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     ---------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
                                      ------------------------------------------
          2)   Form, Schedule or Registration Statement No.:
                                                            --------------------
          3)   Filing Party:
                            ----------------------------------------------------
          4)   Date Filed:
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
                                     [LOGO]

                              4114 East Wood Street
                             Phoenix, Arizona 85040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 5, 1999

TO THE STOCKHOLDERS:

     A Special Meeting of the Stockholders of Arizona Instrument Corporation, a Delaware corporation (the "Company"), will be held on February 5, 1999 at 2:00 p.m. local time, at the corporate offices of the Company, 4114 East Wood Street, Phoenix, Arizona, for the following purposes:

     (1) To consider and approve an amendment to the Company's Certificate of Incorporation authorizing a reverse stock split of the Company's common stock, par value $.01 per share, at a ratio yet to be determined, but not more than five to one; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 24, 1998 are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shares can be voted at the Meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the Meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

     All stockholders are cordially invited to attend the Meeting in person.

                                   Sincerely,


                                   Linda J. Shepherd
                                   Secretary

Phoenix, Arizona
January ____, 1999

--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                         ARIZONA INSTRUMENT CORPORATION
                              4114 East Wood Street
                             Phoenix, Arizona 85040

                                 --------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held February 5, 1999

                         -------------------------------

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Arizona Instrument Corporation, a Delaware corporation (the "Company") for use at the Special Meeting of Stockholders to be held on February 5, 1999 or any adjournment thereof. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Special Meeting. The Board of Directors is not aware of any other matter which may come before the Special Meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the Special Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about January 8, 1999.

     A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Special Meeting, by written noti to the vote at the Special Meeting or by appearing in person at the Special Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock") held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company intends to engage ChaseMellon Shareholder Services to aid in the solicitation of proxies, for whose services the Company will pay a fee estimated at $5,500, plus expenses. All expenses incurred in connection with this solicitation will be borne by the Company.

     The mailing address of the principal corporate office of the Company is 4114 East Wood Street, Phoenix, Arizona 85040.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on December 24, 1998 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were issued and outstanding 6,862,523 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Special Meeting. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the Meeting and the validity of proxies and ballots and shall count proxies and ballots. The affirmative vote of at least a majority of the shares entitled to vote at the meeting is required for approval of the Proposal authorizing the reverse stock split.

     Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at December 24, 1998 with respect to (i) each director of the Company, (ii) certain executive officers of the Company,
(iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                  SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)

                                      Number                  Percent
Name and Address (2)                of Shares                 of Total
--------------------                ---------                 --------
George G. Hays (3)                   167,000                    2%

Walfred R. Raisanen (3)              216,400                    3.2%

S. Thomas Emerson (3)                 47,500                    (4)

Harold D. Schwartz (3)               171,850                    2.5%

Steven G. Zylstra (3)                 15,600                    (4)

All directors and executive          621,753                    9.1%
officers as a group (3)(5)
(6 persons)

----------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock option which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Unless otherwise indicated, the beneficial owner's address is: c/o the Company, 4114 East Wood Street, Phoenix, Arizona 85040.

(3) Includes shares issuable upon exercise of options which are currently exercisable or become exercisable within 60 days of December 24, 1998 as applicable for each of the following individuals:

                    Hays           165,000 shares
                    Raisanen        60,000 shares
                    Emerson         27,500 shares
                    Schwartz        10,000 shares
                    Zylstra         15,000 shares

(4) Less than one percent.

(5) Includes 3,000 shares issuable upon exercise of options (in addition to shares issuable upon exercise of options indicated in note 3).

                                    PROPOSAL

                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                        AUTHORIZING REVERSE STOCK SPLIT

     The Board of Directors of the Company has unanimously approved, and is hereby seeking and recommending stockholder approval of, an amendment, in the form of Exhibit "A" attached to this Proxy Statement (the "Amendment"), to the Company's Certificate of Incorporation, as amended to date (the "Certificate") effecting a reverse stock split with respect to all issued and outstanding shares of Common Stock. As a result of the reverse stock split (the "Reverse Split"), each share of issued and outstanding Common Stock, including all shares reserved for options and warrants ("Old Common Stock") as of the time of filing of the Amendment with the Delaware Secretary of State (the "Effective Date") would be automatically converted into a lesser number of shares of Common Stock ("New Common Stock"). The exchange ratio of Old Common Stock for New Common Stock will be determined by the Board of Directors following approval of this Proposal based on the Board of Directors' analysis of market conditions. In no event, however, will the exchange ratio be greater than five shares of Old Common Stock to one share of New Common Stock.

     The Certificate provides for 10,000,000 authorized shares of Common Stock, par value $.01 per share, 6,862,523 of which were issued and outstanding as of the Record Date, and 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock") of which no shares were issued and outstanding as of the Record Date.

     In order to effect the Reverse Split, the stockholders are being asked to approve the Amendment. The Board of Directors of the Company believes that the Reverse Split is in the best interests of both the Company and its stockholders.

REASONS FOR THE REVERSE SPLIT

     The principal reason for the Reverse Split is the desire to remain eligible for listing on The Nasdaq SmallCap Market. On September 8, 1998, the Company received a notice from the Nasdaq Stock Market, Inc. ("Nasdaq") informing the Company that the Company's stock was not in compliance with the Nasdaq requirement that companies listed on The Nasdaq SmallCap Market maintain a closing bid price greater than or equal to $1.00 per share. Under the requirement, listed companies that do not maintain a minimum bid price at or above $1.00 for at least 10 consecutive trading days in a 90 day period are removed from the Nasdaq system. Shares of delisted companies are traded in the over-the-counter market on an electronic bulletin board commonly referred to as the "pink sheets." It is generally believed that "pink sheet stocks" are subject to more fluctuations in price and are less liquid in trading than listed stocks. As of December 8, 1998 (90 days from the date of the original notice), the Company's securities were not in compliance with the Nasdaq minimum bid requirement and became subject to delisting.

     The closing prices of the Common Stock on the following dates were as follows:

                        Date                Closing Price
                        ----                -------------

                   December 18, 1998            $ .750

                   September 30, 1998           $ .563

                   June 30, 1998                $1.094

                   March 31, 1998               $1.406

                   December 31, 1997            $ .906

     At the request of the Company, Nasdaq has stayed any action to delist the Company's securities pending a hearing on delisting. The Board of Directors believes continued listing on Nasdaq is in the best interests of the Company and the stockholders and proposes this Reverse Split to increase the market value per share of the Company's Common Stock (assuming a proportionate change in stock price) to meet the $1.00 per share minimum bid price prior to the hearing.

     The Board of Directors of the Company recommends a vote in favor of the proposed Reverse Split because it believes continued listing on Nasdaq is in the best interests of the Company and the stockholders. The Board of Directors believe that if the Company's Stock were traded on the pink sheets, it would become more difficult to obtain accurate quotations as to the price of the Common Stock, hindering trading of the shares. In addition, willingness of brokers to trade the delisted shares may be adversely effected by the fact delisted stocks are subject to "penny-stock" rules that impose additional sales practice requirements on broker-dealers and because many brokerage houses have policies and commission structures that tend to discourage brokers from dealing in lower priced stocks.

     The Board of Directors of the Company reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the Reverse Split if at any time prior to its effectiveness it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

EFFECTS OF REVERSE SPLIT

     If effected, the Reverse Split would reduce the number of outstanding shares of the Company's Common Stock in a ratio of not more than five-to-one. The Reverse Split would have no effect on the number or par value of authorized shares of the Company's Common Stock or Preferred Stock.

     All outstanding options, warrants, rights and convertible securities that include provisions for adjustments in the number of shares covered thereby, and the exercise or conversion price thereof, automatically would be appropriately adjusted for the Reverse Split on the Effective Date.

     With exception of the adjustments for those stockholders who would receive cash in lieu of fractional shares, the Reverse Split will not effect any stockholder's proportionate equity interest in the Company in relation to the other stockholders or the rights, preference, privileges or priorities of any stockholder. However, because the number of shares of authorized stock that the Company is authorized to issue will not be decreased in the proportions of the outstanding and issued shares, the number of shares which are authorized but unissued, and the potential percentage of the ownership of the Company represented by such authorized but unissued shares, will effectively be increased. In this way, the Reverse Split could result in an increase in possible dilution to present stockholders' percentage of ownership of the New Common Stock. The Board of Directors has determined that retaining 10,000,000 authorized shares of Common Stock (rather than proportionately reducing the number of authorized shares) may be more attractive to reduce the future need to authorize additional shares for future issuances of stock to raise capital in private or public transactions, as well as future possible merger or acquisition transactions, should opportunities arise. Subject to Nasdaq listing requirements which may require shareholder approval in certain instances, the Board of Directors may be able to issue authorized but unissued shares without shareholder approval. The Company has no plans to issue additional shares of Common Stock, other than pursuant to outstanding options. As of December 24, 1998, 10,000,000 shares of Common Stock were authorized, 6,862,523 of which were issued and outstanding.

     Dissenting stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the Reverse Split.

     The Reverse Split may result in some stockholders holding odd lots of the Company's Common Stock (blocks of less than 100 shares). Because broker and dealers typically charge a higher commission to complete trades in odd lots of securities, transaction costs may increase for those stockholder who will hold odd lots after the Reverse Split.

     The Board of Directors expects the per share price of the Company's Common Stock, upon effectiveness of the Reverse Split, to rise above the $1.00 minimum price bid required by Nasdaq. However, there can be no assurance that such an increase in price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the Reverse Split as there are numerous factors and contingencies which could affect the price. In addition, there can be no assurance that the per share price level of the Common Stock immediately after the Reverse Split can be maintained for any period of time. There can be no assurance that the Company will continue to meet the listing requirements of Nasdaq following the Reverse Split.

MECHANICS OF THE REVERSE SPLIT

     If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Amendment will be filed with the Delaware Secretary of State, and the Reverse Split will thus be effected unless abandoned by the Board of Directors. Immediately upon the filing of the Amendment, each share of Old Common Stock will, automatically and without any action on the part of the stockholders, be converted into a lesser number of shares of New Common Stock at a ratio of not more than five-to-one.

     As soon as practicable after the Effective Date of the Reverse Split, the Company will notify all stockholders of record on the date of effectiveness where and by what means to surrender their stock certificates in exchange for certificates representing the New Common Stock. After the effective date of the Reverse Split, each certificate representing shares of the Old Common Stock will, until surrender and exchanged, be considered evidence of ownership of the whole number of shares of New Common Stock and a right to receive cash for any fractional shares. CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT PRIOR TO RECEIPT OF A LETTER OF TRANSMITTAL.

     No fractional shares will be issued in the Reverse Split. Rather, if a stockholder, because of the Reverse Split, owns a fractional share of the New Common Stock, the Company will pay an amount in cash equal to the trading price of the fractional share as determined by the Nasdaq SmallCap Market listing price of the share on the day before the Effective Date for the Reverse Split.

     Until a stockholder forwards a completed letter of transmittal together with certificates representing shares of Old Common Stock to the transfer agent and receives a new certificate, such stockholder's Old Common Stock shall be deemed equal to the number of whole shares of New Common Stock, and cash in lieu of fractional shares, to which each stockholder is entitled as a result of the Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following is a summary of the material federal income tax consequences of the Reverse Split to stockholders of the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

     The Company believes that the Reverse Split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code and as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss will be recognized by the Company or its stockholders in connection with the Reverse Split, except with respect to any cash received in lieu of fractional shares. A stockholder who exchanges Old Common Stock solely for New Common Stock will recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in his or her shares of New Common Stock received from the Company will be the same as his or her aggregate tax basis in the Old Common Stock exchanged therefor. The holding period of the New Common Stock surrendered in exchange therefor will include the period for which the shares of Old Common Stock were held, provided all such Common Stock was held as a capital asset on the date of the exchange. Each stockholder who receives cash, if any, in lieu of fractional share of New Common Stock will recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder's tax basis allocable to such fractional share.

     This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Reverse Split under any state, local or foreign tax laws.

     No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Reverse Split. ACCORDINGLY, TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the Reverse Split (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the Reverse Split on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ending December 31, 1998 must have been received by the Company by February 1, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed.

Dated: January __, 1999

                                    EXHIBIT A

                                    AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            ARIZONA INSTRUMENT, INC.


     The Certificate of Incorporation of Arizona Instrument, Inc. is hereby amended as follows:

     The first paragraph of Article 5 is deleted, and the following language is substituted therefor:

          AUTHORIZED CAPITAL. The total number of shares of stock which the Corporation shall have authority to issue is 11,000,000 shares, consisting of 10,000,000 shares of Common Stock, having a par value of $0.01 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock, having a par value of $.01 (the "Preferred Stock").

          Upon this amendment of this Article 5, every ( ) issued and outstanding shares of Common Stock ("Old Common Stock"), shall be automatically and without any action on the part of the stockholders converted into and reconstituted as ___ (_) share of Common stock, par value $0.01 per share ("New Common Stock"), subject to the treatment of fractional interests as described below. Each holder of a certificate or certificates which immediately prior to the Amendment of the Certificate of Incorporation, as amended, becoming effective pursuant to the General Corporation Law of Delaware (the "Effective Date"), represented outstanding shares of the Old Common Stock shall be entitled to receive a certificate for the number of shares of New Common Stock they own by presenting their old certificate(s) to the Corporation's transfer agent for cancellation and exchange.

          No scrip or fractional certificates will be issued upon such conversion and reconstitution, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share if a fractional interest in a share of Common Stock that would, except for the provisions of the preceding sentence, be deliverable upon such conversion and reconstitution, the Corporation shall pay an amount in cash equal to the fair market value of such fractional interest to each holder of shares of Common Stock to whom such fractional interest would have been deliverable, measured by the closing price of the Common Stock on the Nasdaq SmallCap Market as of the date the Reverse Split is effective. Such cash payment would be made upon surrender to the Corporation's transfer agent of stock certificates representing a fractional share interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except the right to receive payment therefor as described herein.

This amendment does not amend the balance of Article 5, nor any preferred stock designations heretofore filed, each of which remains in full force and effect except as they may be adjusted to reflect proportionate changes resulting from this Amendment.

PROXY

                         ARIZONA INSTRUMENT CORPORATION
                              4114 EAST WOOD STREET
                             PHOENIX, ARIZONA 85040

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints George G. Hays and Walfred R. Raisanen as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Arizona Instrument Corporation held of record by the undersigned on December 24, 1998, at the Annual Meeting of Stockholders to be held on February 5, 1999 or any adjournment thereof.

Item 1. AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

       [ ]  FOR

       [ ]  AGAINST

Item 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
      HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
                      PROXY WILL BE VOTED FOR THE NOMINEES.

     Please sign exactly as name appears below. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

     Dated:                   , 1999
            ------------------


     -------------------------------------------
     Signature


     -------------------------------------------
     Signature

     NOTE: Please be sure to date this Proxy.